Goldman Sachs Funds

BALANCED FUND                             Annual Report  January 31, 1999

                                          Long-term capital growth

  [GRAPHIC]                               opportunities and current income

                                          through a carefully constructed mix of

                                          equity and fixed income securities.



                                                                GOLDMAN SACHS
                                                                    [LOGO]

Goldman Sachs Balanced Fund

Market Overview

Dear Shareholder,

During the review period,events that began in Asia in 1997 continued to roil financial markets around the world.

U.S.financial markets were not immune to the turmoil,and they fluctuated along with investor confidence.

 .    U.S. Markets Fluctuated Along With Investor Confidence - Early in the
     review period, the U.S. stock market generated strong performance, though not without an increase in overall market volatility. The mantle of market leadership was assumed by the largest and most liquid stocks in the S&P 500 Index, as several factors, including ongoing Asian market turbulence, benign inflation and concern in the face of a mature bull market, conspired to make them the investment of choice among U.S. investors. As the period progressed, political and economic woes in Indonesia, Russia and Brazil dampened overall U.S. equity market performance. By period end, however, stocks rebounded on renewed confidence that concerted action from the G-7 (that is, the seven most industrialized countries in the world, currently comprising the U.S., Japan, Germany, France, Italy, Great Britain and Canada), including an easing of rates by the Federal Reserve Board, would help avert a global financial meltdown.

 .    Global Market Anxiety Causes Treasury Rally - For most of the period, market sentiment (and interest rates) vacillated between optimism that the Asian ordeal was well in hand and fear that global market turmoil would spread. At period end, this general uncertainty culminated in a powerful Treasury rally. The catalyst for the rally included investors' wholesale preference for Treasuries - exacerbated by the ruble devaluation and Russia's defacto default - and technical imbalances (forced liquidations by heavily leveraged players combined with seasonal supply pressures). Treasury yields fell an average of .85% from July 31 through December 31 and spreads across the credit spectrum widened sharply. As a result, Treasury securities outperformed all other fixed income securities.

 .    Market Outlook: U.S. Equity Outlook Optimistic; Bond Environment Remains
     Challenging - We have a generally positive outlook for U.S. stocks. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally stable world political environment. We believe that this trend, combined with favorable demographic trends (such as the aging of the baby boomers), will benefit U.S. companies over the long term. Looking ahead, the fixed income environment is likely to remain challenging over the coming months. Although we believe current spreads reflect attractive fundamental value, uncertainty regarding the direction of the domestic economy and the stability of global financial markets may heighten volatility and create pockets of illiquidity in the interim.

We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ David B. Ford                        /s/ John P. McNulty

David B. Ford                            John P. McNulty
Co-Head, Goldman Sachs Asset             Co-Head, Goldman Sachs Asset Management
Management


February 26, 1999

NOT FDIC
INSURED

 . May Lose Value

 . No Bank Guarantee

                                                    GOLDMAN SACHS BALANCED FUND

Fund Basics
as of January 31, 1999

Assets Under Management

    $259.2 Million

Number of Equity Holdings

         153

   NASDAQ SYMBOLS

   Class A Shares

        GSBFX

   Class B Shares

        GSBBX

   Class C Shares

        GSBCX

 Institutional Shares

        GSBIX

   Service Shares

        GSBSX



 PERFORMANCE REVIEW


 January 31,1998-          Fund Total Return             Combined S&P 500 &
  January 31,1999      (without sales charge)(1)      Lehman Aggregate Index(2)
-------------------------------------------------------------------------------
 Class A                       3.94%                          21.50%
 Class B                       3.15%                          21.50%
 Class C                       3.14%                          21.50%
 Institutional                 4.25%                          21.50%
 Service                       3.80%                          21.50%
-------------------------------------------------------------------------------
(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

(2) The benchmark is a combination of the S&P 500 stock index (weighted at 55%) and the Lehman Brothers Aggregate Bond Index (weighted at 45%) assuming reinvestment of all dividends and interest. Figures do not reflect fees or expenses. Investors cannot invest directly in the Index.

 TOTAL RETURN (WITH SALES CHARGE)

 For the period
  ended 12/31/98         Class A        Class B    Class C    Institutional   Service
-------------------------------------------------------------------------------------
 Last 6 months(3)           -6.81%     -6.72%     -2.77%     -1.27%(5)        -1.47%(5)
 One Year(4)                -2.10%     -2.32%      1.77%      3.90%(5)         3.40%(5)
 Since Inception(4)         14.13%     11.77%      3.18%      4.23%(5)        15.59%(5,6)
                         (10/12/94)    (5/1/96)    (8/15/97)  (8/15/97)       (10/12/94)
-------------------------------------------------------------------------------------

(3) The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $21.40 and represents the NAV plus the maximum sales charge of 5.5%.

(4) The Average Annual Total Return (with sales charge) is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges. (5)Cumulative or Average Annual Total Returns as of 12/31/98. (6)Performance data for Service shares prior to 8/15/97 is that of the Class A shares (excluding the impact of the front-end sales charge applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Balanced Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

 TOP 10 HOLDINGS AS OF 1/31/99

                                        % of Total
 Company Holding                        Net Assets      Line of Business
-------------------------------------------------------------------------------
 BankAmerica Corp.                        1.3%         Banks
 Microsoft Corp.                          1.2%         Software & Services
 Bank One Corp.                           1.2%         Banks
 Aetna, Inc.                              1.2%         Healthcare Management
 Philip Morris Companies Inc.             1.1%         Tobacco
 American Home Products Corp.             1.0%         Pharmaceuticals
 First Union Corp.                        0.9%         Banks
 Tele-Communications Inc.-Liberty         0.9%         Media & Communications
 International Business Machines, Inc.    0.8%         Enterprise Systems
 Tele-Communications Inc.                 0.8%         Media & Communications
 (Liberty Media Group)
-------------------------------------------------------------------------------
The top 5 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS BALANCED FUND

Performance Overview

Dear Shareholder,

The following is a report on the performance of the Goldman Sachs Balanced Fund for the 12-month period ended January 31, 1999.

Performance Review

Over the 12-month period ended January 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated annual total returns, without sales charges, of 3.94%, 3.15%, 3.14%, 4.25% and 3.80%, respectively. These figures underperformed the 21.50% annualized return of the Fund's benchmark, the combined S&P 500 and Lehman Aggregate Index.

What Hurt Fund Performance

 .    The Leadership of Growth Stocks - For most of the review period, the equity portion of the Goldman Sachs Balanced Fund invested in stocks of companies that, in our view, were inexpensively priced relative to their estimated future earnings ("value stocks"). We believe that a value investment style provides excellent opportunities to capitalize on market inefficiencies and the tendency for investors to shy away from unrecognized or misunderstood companies. For most of the fiscal year, however, market conditions were particularly unfavorable for value stocks. One reason is that the S&P 500 Stock Index demonstrated an atypically high level of volatility due to global economic uncertainties. As a result, investors sought security and quality - often in the form of Treasuries - and sold uncertainty - often in the form of stocks. Individuals who invested in stocks in this risk-averse environment favored the quality and perceived lower volatility of blue-chip, large cap, growth-oriented industry leaders (generally characterized as "growth stocks"). Thus, over the 12 months ended January 31, 1999, on an annualized basis, value stocks generated a total return of 18.4% (as measured by the S&P 500/BARRA Value Index), significantly underperforming the 45.9% return of growth stocks (as measured by the S&P 500/BARRA Growth Index). It is important to note that, despite the disappointing short-term performance of value stocks, both growth and value stocks have, over the long term, produced strong annual returns. Since December 31, 1974, when the S&P 500/BARRA indices were initiated, through January 31, 1999, on an annualized basis, the Growth Index returned 16.53%, while the Value Index returned 17.54%. For comparison purposes, the S&P 500 Index returned 17.24% over the same time period.

 .    Narrow Market Leadership - In 1998, the largest 50 stocks generated approximately 70% of the S&P 500's total return. For the most part, stocks that posted strong gains were large capitalization growth stocks or high price/earnings and high price/book value technology stocks. Specifically, we lost ground relative to the Index based on the enormous gains of blue-chip computer software companies, multinational consumer product companies, mega cap pharmaceutical companies and electronic media stocks. While we recognize the solid growth prospects and quality of many of these businesses, we believe that the market has already rewarded them valuation premiums that place them out of range of our valuation-based investment universe. As value investors, we seek companies that sell at a discount to their long-term value based on near-term uncertainty. By performing research to uncover that real long-term value, we believe that we have the potential to provide solid returns to our investors over a business cycle. In an

GOLDMAN SACHS BALANCED FUND



extreme year such as 1998, when only a few of the largest, fastest growing companies lead the broader market by a wide margin, our value strategy is unlikely to keep pace with the market.

 .    An Early-Period Mid Cap Bias - During the first half of the fiscal year under review, the Fund's bias toward mid cap stocks detracted from performance. Over the year ended January 31, 1999, large cap value stocks, as measured by the Russell 1000 Value Index, posted an 18.23% advance, far outstripping mid cap value stocks, which gained 4.67% as measured by the Russell Midcap Value Index. And while the summer's market turbulence afforded us the opportunity to build positions in many larger companies, we lagged behind the market rebound late in the year versus other value managers.

 .    Spread Widening in the Latter Half of the Year - In the latter half of the fiscal year, spreads widened dramatically across all non-Treasury sectors following the Russian ruble devaluation in mid-August. With regard to the fixed income portion of the Fund, overweight positions in corporate, asset-backed, mortgage and emerging market debt securities suffered throughout the course of this liquidity crisis.

Enhancements to the Equity Portion of the Fund Implemented

In the final months of the review period, a decision was made to implement a transition to a 50/50 growth/value blend in the equity portion of the Fund. We expect that this change has the potential to reduce the equity portfolio's volatility relative to the S&P 500, eliminate style bias, moderate industry over-and underweights and reduce the risk that short-term returns will be very different from those of the S&P 500, while preserving value-added through stock selection.

Asset Allocation

 .    Equities - As of January 31, 1999, the Fund was 54.3% invested in equities, compared with 53% on January 31, 1998. As a result of our bottom-up approach to stock selection, the Fund, compared with the S&P 500 Index, was overweight in the consumer services, financial, energy, consumer cyclical and commercial services sectors, and underweight in the basic materials, consumer noncyclicals, industrials, technology and telecommunications sectors.

 .    Fixed Income - As of January 31, 1999, the Fund was 40.3% invested in fixed income securities, compared with 43% on January 31, 1998. In general, the portfolio was underweight in Treasuries and Agencies (the top-performing sectors in 1998) and, as already discussed, overweight in corporate, asset-backed, mortgage and emerging market debt securities. The Fund also maintained tactical allocations in the municipal and non dollar sectors. Contributors to performance included the Fund's positions in corporates and non dollar securities - most notably the Fund's positions in German, Australian and Canadian bonds.

 .    Cash - As of January 31, 1999, the Fund was 5.3% invested in cash.



GROWTH
INVESTMENT
PROCESS

50% of the Fund's equity investment process is characterized as Growth.

Strong Growth Characteristics

Growth companies have earnings expectations that exceed those of the stock market as a whole. We search for growth companies with:

 .    Favorable financial characteristics

 .    High returns on invested capital

 .    Dominant market shares for core service or product

 .    Recurring revenue streams

 .    Solid brand franchises

 .    Management committed to maximizing shareholder returns

Result

A diversified portfolio of stocks with strong long-term growth potential.

GOLDMAN SACHS BALANCED FUND

VALUE INVESTMENT PROCESS

50% of the Fund's equity investment process is characterized as Value.

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.

Search for Value

We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.

Fundamental Research

We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

Risk Management

We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.


Portfolio Highlights

 .    Pfizer - Pfizer, along with the Fund's other pharmaceutical holdings, is a stable, consistent grower that has continued to represent a safe haven in an uncertain market environment. Moreover, we believe Pfizer possesses characteristics that form the basis of a long-term strategic advantage by, for example, enabling it to benefit from the favorable (aging) population demographics in the U.S. and abroad, as well as the newly reformed FDA approval process.

 .    Unicom Corp. - Unicom is an electric utility serving the northern third of
     Illinois; it is the largest nuclear utility, operating 12 nuclear units at six sites. As Unicom and a number of other utility companies undergo restructuring and consolidation, we believe that unrecognized asset values should be recognized (which exceed the current earnings-based valuation).

 .    General Motors Corp. - GM Corp. is the largest automotive manufacturer in the world. The company also offers financing, insurance and mortgage banking, and manufactures satellites, locomotives and heavy-duty transmissions. GM management has recently initiated a restructuring plan that should unlock the value of its separate divisions, beginning with a Delphi spin-off ($1.5 billion initial public offering, filed November 16, 1998), a marketing initiative that is projected to save $300 million per year and that should enable continued share repurchases.

Portfolio Outlook

Within the equity portion of the Fund, we believe that our blend of growth and value investments should perform more in line with the S&P 500, rather than being tied to either a growth or value style. Although we typically do not forecast the direction of the market, we believe that, over the long-term, this blend of two research-intensive, long-term investment strategies should provide a diverse exposure to the U.S. equity market, with value added through stock selection.

   Looking ahead, we believe the fixed income environment is likely to remain challenging. Although we believe current spreads reflect attractive fundamental value, uncertainty regarding the direction of the domestic economy and the stability of global financial markets may heighten volatility and create pockets of illiquidity in selected sectors. Nonetheless, we are optimistic regarding the prospects for the markets in 1999. As important, our research-driven investment philosophy and emphasis on sector allocation and security selection strategies should allow us to generate meaningful incremental return as the market seeks to reestablish sustainable relative value relationships.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Team, Goldman Sachs Growth Equity Team,
Goldman Sachs Fixed Income Team

New York
February 26, 1999

                                                     GOLDMAN SACHS BALANCED FUND

Performance Summary
January 31, 1999

 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on October 12, 1994 (commencement of operations) of the Goldman Sachs Balanced Fund. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 Index ("S&P 500 Index") and the Lehman Brothers Ag-gregate Bond Index (LBABI)) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institu-tional and Service shares will vary from Class A due to differences in fees and loads.


 Balanced Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested October 12, 1994 to January 31, 1999

   Date           Class A            S&P 500          Lehman Aggregate
   ----           -------            -------          ----------------
10/12/94         $  9,450           $ 10,000             $ 10,000
  Oct-94         $  9,413           $ 10,152             $  9,987
  Nov-94         $  9,247           $  9,782             $  9,965
  Dec-94         $  9,351           $  9,927             $ 10,034
  Jan-95         $  9,532           $ 10,184             $ 10,232
  Feb-95         $  9,948           $ 10,582             $ 10,476
  Mar-95         $ 10,143           $ 10,895             $ 10,540
  Apr-95         $ 10,379           $ 11,215             $ 10,687
  May-95         $ 10,743           $ 11,664             $ 11,101
  Jun-95         $ 10,959           $ 11,934             $ 11,182
  Jul-95         $ 11,149           $ 12,330             $ 11,157
  Aug-95         $ 11,319           $ 12,361             $ 11,292
  Sep-95         $ 11,509           $ 12,883             $ 11,402
  Oct-95         $ 11,455           $ 12,837             $ 11,550
  Nov-95         $ 11,762           $ 13,400             $ 11,724
  Dec-95         $ 11,978           $ 13,659             $ 11,888
  Jan-96         $ 12,211           $ 14,123             $ 11,966
  Feb-96         $ 12,275           $ 14,254             $ 11,758
  Mar-96         $ 12,303           $ 14,391             $ 11,676
  Apr-96         $ 12,402           $ 14,603             $ 11,610
  May-96         $ 12,566           $ 14,980             $ 11,587
  Jun-96         $ 12,544           $ 15,037             $ 11,742
  Jul-96         $ 12,372           $ 14,372             $ 11,774
  Aug-96         $ 12,544           $ 14,675             $ 11,754
  Sep-96         $ 12,982           $ 15,501             $ 11,958
  Oct-96         $ 13,314           $ 15,929             $ 12,224
  Nov-96         $ 14,022           $ 17,133             $ 12,433
  Dec-96         $ 14,102           $ 16,794             $ 12,317
  Jan-97         $ 14,488           $ 17,843             $ 12,356
  Feb-97         $ 14,665           $ 17,983             $ 12,386
  Mar-97         $ 14,324           $ 17,244             $ 12,249
  Apr-97         $ 14,759           $ 18,272             $ 12,433
  May-97         $ 15,388           $ 19,384             $ 12,551
  Jun-97         $ 15,745           $ 20,253             $ 12,700
  Jul-97         $ 16,723           $ 21,865             $ 13,043
  Aug-97         $ 16,566           $ 20,640             $ 12,932
  Sep-97         $ 17,019           $ 21,771             $ 13,122
  Oct-97         $ 16,720           $ 21,044             $ 13,313
  Nov-97         $ 16,760           $ 22,018             $ 13,374
  Dec-97         $ 16,870           $ 22,397             $ 13,509
  Jan-98         $ 17,030           $ 22,646             $ 13,682
  Feb-98         $ 17,852           $ 24,279             $ 13,671
  Mar-98         $ 18,087           $ 25,522             $ 13,717
  Apr-98         $ 18,172           $ 25,779             $ 13,789
  May-98         $ 17,952           $ 25,336             $ 13,920
  Jun-98         $ 17,725           $ 26,365             $ 14,038
  Jul-98         $ 17,087           $ 26,082             $ 14,067
  Aug-98         $ 15,752           $ 22,311             $ 14,297
  Sep-98         $ 16,180           $ 23,741             $ 14,631
  Oct-98         $ 16,557           $ 25,671             $ 14,554
  Nov-98         $ 17,011           $ 27,227             $ 14,637
  Dec-98         $ 17,477           $ 28,795             $ 14,681
  Jan-99         $ 17,701           $ 29,999             $ 14,785


  Average Annual Total Return through January 31,   Since Inception One Year
  1999
  Class A (commenced October 12, 1994)
  Excluding sales charges                                    15.68%    3.94%
  Including sales charges                                    14.17%   -1.77%
 ---------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent deferred sales charges                12.96%    3.15%
  Including contingent deferred sales charges                11.90%   -1.97%
 ---------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales charges                 3.86%    3.14%
  Including contingent deferred sales charges                 3.86%    2.12%
 ---------------------------------------------------------------------------
  Institutional Class (commenced August 15, 1997)             4.93%    4.25%
 ---------------------------------------------------------------------------
  Service Class (commenced August 15, 1997)                   3.91%    3.80%
 ---------------------------------------------------------------------------

GOLDMAN SACHS BALANCED FUND
Statement of Investments
January 31, 1999

  Shares Description                                   Value
 Common Stocks - 56.6%
  Advertising & Marketing - 0.5%
  25,300 Valassis Communications, Inc.*           $ 1,293,463
 ------------------------------------------------------------
  Aerospace/Defense - 1.5%
  16,200 Northrop Grumman Corp.                       923,400
  35,300 Lockheed Martin Corp.                      1,244,325
  28,500 Raytheon Co. Class A*                      1,588,875
                                                  -----------
                                                    3,756,600
 ------------------------------------------------------------
  Auto Suppliers - 0.4%
  12,900 Federal-Mogul Corp.                          764,325
     600 Lear Corp.*                                   23,625
   4,000 Magna International, Inc.                    237,500
                                                  -----------
                                                    1,025,450
 ------------------------------------------------------------
  Autos and Trucks - 1.1%
  24,000 General Motors Corp.                       2,154,000
  22,200 Volvo AB ADR Series B Shares                 599,400
                                                  -----------
                                                    2,753,400
 ------------------------------------------------------------
  Banks - 4.7%
  60,800 Bank One Corp.(a)                          3,184,400
  49,600 BankAmerica Corp.(a)                       3,317,000
  15,600 Chase Manhattan Corp.                      1,200,225
  45,600 First Union Corp.(a)                       2,399,700
  23,600 State Street Corp.                         1,687,400
   9,900 Wells Fargo & Co.                            345,881
                                                  -----------
                                                   12,134,606
 ------------------------------------------------------------
  Chemical Products - 0.3%
   8,800 Du Pont (E.I.) de Nemours & Co.              450,450
   5,200 Minnesota Mining and Manufacturing Co.       403,650
                                                  -----------
                                                      854,100
 ------------------------------------------------------------
  Commercial Services - 0.2%
  16,300 Ecolab, Inc.                                 631,625
 ------------------------------------------------------------
  Consumer Staples - 1.6%
  24,200 Avon Products, Inc.                          893,888
   3,200 Clorox Co.                                   400,400
  17,000 Colgate Palmolive Co.                      1,367,438
   8,400 Gillette Co.                                 493,500
  11,500 Procter & Gamble Co.                       1,045,063
                                                  -----------
                                                    4,200,289
 ------------------------------------------------------------
  Electronics & Other Electrical Equipment -
  0.8%
  19,800 General Electric Co.                       2,076,525
 ------------------------------------------------------------
  Energy Refining & Marketing - 0.9%
  42,600 AES Corp.*                                 1,435,088
  25,000 Tosco Corp.                                  543,750
  16,300 USX-Marathon Group, Inc.                     370,825
                                                  -----------
                                                    2,349,663
 ------------------------------------------------------------

  Shares Description                                  Value
 Common Stocks - (continued)
  Enterprise Systems - 2.0%
  13,600 EMC Corp.*                              $ 1,480,700
   5,600 Hewlett-Packard Co.                         438,900
  11,900 International Business Machines, Inc.     2,180,675
   9,100 Sun Microsystems, Inc.*                   1,016,925
                                                 -----------
                                                   5,117,200
 -----------------------------------------------------------
  Environmental Services - 0.8%
  35,500 Browning-Ferris Industries, Inc.            976,250
  21,400 Waste Management Inc.                     1,068,662
                                                 -----------
                                                   2,044,912
 -----------------------------------------------------------
  Financial Services - 1.0%
  18,000 Citigroup, Inc.                           1,009,125
  22,200 Federal National Mortgage Association     1,617,825
                                                 -----------
                                                   2,626,950
 -----------------------------------------------------------
  Food & Beverages - 2.2%
  74,800 Archer Daniels Midland Co.                1,131,350
  19,400 Coca-Cola Co.                             1,269,488
  18,900 Nabisco Holdings Corp.                      794,981
  26,100 Pepsico, Inc.                             1,019,531
  29,500 Ralston Purina Co.                          807,563
   7,900 William Wrigley Jr. Co.                     739,638
                                                 -----------
                                                   5,762,551
 -----------------------------------------------------------
  Forest Products - 1.2%
  17,200 Georgia-Pacific Corp.                     1,109,400
  42,800 Georgia-Pacific Corp. (Timber Group)        963,000
  60,478 Smurfit-Stone Container Corp.*              975,208
                                                 -----------
                                                   3,047,608
 -----------------------------------------------------------
  Funeral Services - 0.3%
  42,100 Service Corp. International                 668,338
 -----------------------------------------------------------
  Gaming Companies - 0.5%
  67,500 Mirage Resorts, Inc.*                       966,094
  31,200 Park Place Entertainment Corp.*             212,550
                                                 -----------
                                                   1,178,644
 -----------------------------------------------------------
  Health Suppliers/Services - 0.5%
   5,500 Baxter International, Inc.                  390,156
  10,700 Johnson & Johnson                           909,500
                                                 -----------
                                                   1,299,656
 -----------------------------------------------------------
  Healthcare Management - 2.1%
  34,500 Aetna, Inc.(a)                            3,109,313
  28,900 Columbia/HCA Healthcare Corp.               523,813
   9,077 McKesson HBOC, Inc.                         681,910
  58,500 Tenet Healthcare Corp.*                   1,213,875
                                                 -----------
                                                   5,528,911
 -----------------------------------------------------------
  Hotels & Restaurants - 0.7%
  72,200 Hilton Hotels Corp.                       1,042,387
  20,800 Marriott International, Inc.                730,600
                                                 -----------
                                                   1,772,987
 -----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

  Shares Description                                             Value
 Common Stocks - (continued)
  Insurance Services - 0.8%
   6,300 AMBAC Financial Group, Inc.                        $   376,819
  18,900 Loews Corp.                                          1,591,144
                                                            -----------
                                                              1,967,963
 ----------------------------------------------------------------------
  Insurance-Life - 1.3%
  15,600 Cigna Corp.                                          1,285,050
   7,100 Hartford Life, Inc.                                    400,263
   9,600 Nationwide Financial Services, Inc.                    460,200
  18,300 Provident Companies, Inc.                              784,613
  11,200 Torchmark Corp.                                        367,500
                                                            -----------
                                                              3,297,626
 ----------------------------------------------------------------------
  Insurance-Property and Casualty - 1.5%
  36,100 Allstate Corp.                                       1,356,006
   9,832 American International Group, Inc.                   1,012,082
  30,100 Hartford Financial Services Group, Inc.              1,563,319
                                                            -----------
                                                              3,931,407
 ----------------------------------------------------------------------
  Integrated Oil - 2.9%
  25,400 Atlantic Richfield Co.                               1,457,325
  15,500 Elf Aquitaine ADR                                      846,688
  24,900 Exxon Corp.                                          1,753,894
   5,100 Mobil Corp.                                            447,206
  35,100 Occidental Petroleum Corp                              528,694
  33,000 Royal Dutch Petroleum ADR                            1,322,063
  21,000 Texaco, Inc.                                           994,875
   5,100 Unocal Corp.                                           145,350
                                                            -----------
                                                              7,496,095
 ----------------------------------------------------------------------
  Internet Software - 0.3%
   4,000 America Online Inc.*                                   702,750
 ----------------------------------------------------------------------
  Logistics/Rail - 0.2%
  17,700 Burlington Northern Santa Fe Corp.                     612,863
 ----------------------------------------------------------------------
  Media & Communications - 6.0%
  38,400 AH Belo Corp.                                          722,400
  12,900 Cablevision Systems Corp. Class A*                     869,138
  35,500 CBS, Inc.                                            1,207,000
  16,800 Central Newspapers, Inc.                               592,200
  21,100 Chancellor Media Corp.*                              1,213,250
   6,800 Comcast Corp.                                          462,294
  31,900 Dun & Bradstreet Corp.                                 972,950
  10,000 Gannett Co.                                            658,125
  31,200 Infinity Broadcasting Corp.*                           863,850
   8,600 Jacor Communications, Inc.*                            598,775
  47,700 New York Times Co. Class A                           1,636,706
  40,400 Tele-Communications, Inc. (Liberty Media Group)*     2,161,400
  32,400 Tele-Communications, Inc. -Liberty*                  2,221,425
  19,000 Time Warner, Inc.                                    1,187,500
   4,100 Tribune Co.                                            262,144
                                                            -----------
                                                             15,629,157
 ----------------------------------------------------------------------
  Oil & Gas Services - 1.1%
  49,700 Baker Hughes, Inc.                                     838,687
  23,500 Schlumberger, Ltd.                                   1,119,188
  39,400 Transocean Offshore, Inc.                            1,007,163
                                                            -----------
                                                              2,965,038
 ----------------------------------------------------------------------

  Shares Description                               Value
 Common Stocks - (continued)
  Packaging - 0.3%
  25,100 Crown Cork & Seal, Inc.              $   795,356
 --------------------------------------------------------
  Pharmaceuticals - 3.5%
  44,400 American Home Products Corp.(a)        2,605,725
  14,700 Bristol-Myers Squibb Co.(a)            1,884,356
   5,300 Merck & Co.                              777,775
  15,600 Pfizer, Inc.                           2,006,550
  13,500 Schering-Plough Corp.                    735,750
  15,500 Warner-Lambert Co.                     1,118,906
                                              -----------
                                                9,129,062
 --------------------------------------------------------
  Recreational Products - 0.8%
  55,900 Hasbro, Inc.                           2,078,781
 --------------------------------------------------------
  Restaurants & Hotels - 0.3%
  15,300 Tricon Global Restaurants, Inc.*         727,706
 --------------------------------------------------------
  Retail - 1.3%
  16,800 Federated Department Stores, Inc.*       702,450
  29,700 Sears Roebuck & Co.                    1,191,713
  16,100 Wal-Mart Stores, Inc.                  1,384,600
                                              -----------
                                                3,278,763
 --------------------------------------------------------
  Retail-Drug Store - 0.8%
   8,400 CVS Corp.                                459,900
  11,100 Rite Aid Corp.                           545,288
  18,600 Walgreen Co.                           1,162,500
                                              -----------
                                                2,167,688
 --------------------------------------------------------
  Semiconductors - 0.5%
   9,000 Intel Corp.                            1,268,438
 --------------------------------------------------------
  Software & Services - 2.2%
  46,500 First Data Corp.                       1,781,531
  18,200 Microsoft Corp.*(a)                    3,185,000
  13,000 Sterling Commerce, Inc.*                 558,188
   2,000 Verisign, Inc.*                          190,500
                                              -----------
                                                5,715,219
 --------------------------------------------------------
  Specialty Finance & Agencies - 1.1%
  47,500 C.I.T. Group, Inc.(a)                  1,514,063
  52,100 MBNA Corp.                             1,455,544
                                              -----------
                                                2,969,607
 --------------------------------------------------------
  Specialty Retail - 0.9%
  10,500 Home Depot, Inc.                         633,938
  19,100 Tandy Corp.                            1,031,400
  49,900 Toys R US Inc.*                          748,500
                                              -----------
                                                2,413,838
 --------------------------------------------------------
  Telecommunications - 2.3%
  16,200 AT&T Corp.                             1,470,150
  30,100 BCE, Inc.                              1,343,212
   6,000 Bell Atlantic Corp.                      360,000
  19,700 GTE Corp.                              1,329,750
  16,800 MCI Worldcom, Inc.*                    1,339,800
                                              -----------
                                                5,842,912
 --------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
January 31, 1999

  Shares Description                           Value
 Common Stocks - (continued)
  Telecommunications Equipment - 1.7%
  15,300 Cisco Systems, Inc.*            $  1,706,906
  13,200 Corning, Inc.                        643,500
  20,100 General Motors Corp. Class H         989,925
   9,000 Lucent Technologies, Inc.          1,013,062
                                         ------------
                                            4,353,393
 --------------------------------------------------------
  Tire & Other Related Rubber Prod-
  ucts - 0.0%
     900 Goodyear Tire & Rubber Co.            44,100
 --------------------------------------------------------
  Tobacco - 1.6%
  60,600 Philip Morris Companies, Inc.      2,848,200
  43,700 RJR Nabisco Holdings, Corp.        1,179,900
                                         ------------
                                            4,028,100
 --------------------------------------------------------
  Travel - 0.2%
  12,600 Galileo International, Inc.          617,400
 --------------------------------------------------------
  Utilities - 1.7%
  39,700 Entergy Corp.                      1,168,669
  69,500 Northeast Utilities*               1,064,219
  48,800 Pacificorp                         1,003,450
  32,700 Unicom Corp.                       1,164,938
                                         ------------
                                            4,401,276
 --------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $132,870,928)                    $146,558,016
 --------------------------------------------------------
 Preferred Stock - 0.7%
  Federal Home Loan Mortgage Perpetual Preferred
  28,900                                 $  1,791,800
 --------------------------------------------------------
  TOTAL PREFERRED STOCK
  (Cost $1,632,920)                      $  1,791,800
 --------------------------------------------------------

    Principal            Interest              Maturity
      Amount               Rate                  Date                       Value
  Asset-Backed Securities - 3.9%
  Americredit Automobile Receivables Trust Series 1998-A, Class A3
       $1,100,000             6.24%           09/05/2003               $  1,117,446
  Americredit Automobile Receivables Series 1997-D, Class A3
        1,725,000             5.88            12/15/2003                  1,745,269
  Case Equipment Loan Trust, Series 1995-A, Class A
           10,896             7.30            03/15/2002                     10,906
  Chevy Chase Auto Receivables Trust Series 1995-2, Class A
           17,519             5.80            06/15/2002                     17,552
  DVI Equipment Lease Trust 1996-1, Class A(e)
          223,600             6.55            07/10/2004                    225,763
  EQCC Home Equity Loan Trust Series 1997-3, Class A
          427,518             5.83            11/15/2028                    425,615
  Fasco Auto Trust, Series 1996-1
           88,637             6.65            11/15/2001                     90,815
  Fingerhut Master Trust, Series 1996-1, Class A(e)
          133,333             6.45            02/20/2002                    133,790
  First Sierra Equipment Contract Trust Series 1998 1 A4
        1,350,000             5.63            08/12/2004                  1,345,760
 ----------------------------------------------------------------------------------

   Principal              Interest                      Maturity
     Amount                 Rate                          Date                             Value
 Asset-Backed Securities - (continued)
  Green Tree Financial Corp. Series 1998-6, Class M1
  $  2,000,000              6.63%                      06/01/2030                     $ 1,941,240
  H + T Master Trust Series 1996-1, Class A2
       220,000              8.18                       08/15/2002                         220,000
  IMC Home Equity Loan Series 1996 3A 7
     1,000,000              8.05                       08/25/2026                       1,057,578
  Mid State Trust, Series 4, Class A
       659,121              8.33                       04/01/2030                         722,207
  Standard Credit Card Master Trust, Series 1995-9, Class A
       360,000              6.55                       10/07/2007                         375,300
  Time Warner, Inc. Pass Thru Asset Trust(e)
       575,000              4.90                       07/29/1999                         573,913
 ------------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $9,957,875)                                                                   $10,003,154
 ------------------------------------------------------------------------------------------------
  Corporate Bonds - 14.6%
  Finance Bonds - 4.2%
  BankAmerica Corp.
    $1,000,000              7.75%                      07/15/2002                     $ 1,067,940
  Beneficial Corp.
     1,350,000              6.43                       04/10/2002                       1,379,038
  Capital One Bank
       290,000              6.88                       04/24/2000                         289,954
       590,000              7.15                       09/15/2006                         593,499
       200,000              6.40                       05/08/2003                         195,146
       150,000              6.15                       06/01/2001                         147,876
       500,000              6.39                       03/05/2001                         495,000
  Comdisco, Inc.
       965,000              6.13                       01/15/2003                         966,862
       700,000              6.29                       06/30/2003                         704,340
  Continental Bank
       100,000             12.50                       04/01/2001                         114,242
  Countrywide Capital Corp.
       330,000              8.05                       06/15/2027                         360,142
  Countrywide Home Loans, Inc.
       700,000              6.84                       10/22/2004                         724,450
       850,000              6.45                       02/27/2003                         863,660
  ERP Operating LP
       245,000              8.50                       05/15/1999                         246,561
  Fleet Mortgage Group, Inc.
       250,000              6.50                       06/15/2000                         253,300
  Ford Motor Credit Corp.
       170,000              6.13                       04/28/2003                         173,074
        40,000              8.38                       01/15/2000                          41,155
       330,000              6.00                       01/14/2003                         336,752
  General Motors Acceptance Corp.
       220,000              5.75                       11/10/2003                         222,310
  Golden West Financial Corp.
       200,000             10.25                       12/01/2000                         215,552
  Long Island Savings Bank
       620,000              6.20                       04/02/2001                         620,285
  Meditrust, Inc.
       270,000              7.82                       09/10/2026                         248,148
 ------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Corporate Bonds - (continued)
  Finance Bonds - (continued)
  PXRE Capital Trust I
  $   65,000              8.85%                      02/01/2027                     $    66,865
  Signet Banking Corp.
     500,000              9.63                       06/01/1999                         506,970
 ----------------------------------------------------------------------------------------------
  TOTAL FINANCE BONDS
  (Cost $10,835,680)                                                                $10,833,121
 ----------------------------------------------------------------------------------------------
  Industrial Bonds - 9.3%
  360 Communications Co.
  $  575,000              7.13%                      03/01/2003                     $   607,729
  Adelphia Communication
     120,000             10.25                       07/15/2000                         124,800
  Allied Waste North America(e)
     250,000              7.63                       01/01/2006                         257,500
  Chancellor Media Corp.(e)
     250,000              8.00                       11/01/2008                         271,875
  Chelsea GCA Realty
     656,000              7.75                       01/26/2001                         650,908
  Chrysler Corp.
      60,000              7.45                       02/01/2097                          69,396
      30,000              7.45                       03/01/2027                          35,174
  CMS Energy Corp.
     150,000              7.38                       11/15/2000                         151,554
  Conseco Inc.
     320,000              7.88                       12/15/2000                         318,496
  Continental Airlines, Inc.
     340,714              6.54                       09/15/2009                         333,268
  Domino's, Inc.(e)
     250,000             10.38                       01/15/2009                         258,125
  Federal-Mogul Corp.(e)
     250,000              7.50                       01/15/2009                         248,923
  Gulf Canada Resources
     110,000              9.25                       01/15/2004                         112,849
  Hayes Lemmerz International, Inc.(e)
     250,000              8.25                       12/15/2008                         251,250
  Hertz Corp.
   1,055,000              6.00                       01/15/2003                       1,069,095
  Intermedia Communications, Inc.
     250,000              8.60                       06/01/2008                         240,000
  Joseph E. Seagram & Sons, Inc.
     275,000              6.25                       12/15/2001                         276,298
  K Mart Corp.
     200,000              8.00                       12/13/2001                         203,178
  Kroger Co.
     750,000             12.95                       02/01/2009                         772,387
  Liberty Property LP
     205,000              7.10                       08/15/2004                         197,870
  News America Holdings, Inc.
     135,000              8.00                       10/17/2016                         153,328
     325,000              9.25                       02/01/2013                         411,619
     500,000              8.50                       02/15/2005                         568,230
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Corporate Bonds - (continued)
  Industrial Bonds - (continued)
  Northwest Airlines Corp.
  $   60,225              8.26%                      03/10/2006                     $    62,421
     209,401              8.97                       01/02/2015                         240,208
  NWCG Holding Corp.(c)*
     600,000              5.60                       06/15/1999                         583,878
  Orange PLC
     500,000              8.00                       08/01/2008                         520,000
  Oryx Energy Co.
     135,000              9.50                       11/01/1999                         138,306
  Owens Corning
     720,000              7.50                       05/01/2005                         739,289
  Panamsat Corp.
   1,080,000              6.13                       01/15/2005                       1,055,398
  Paramount Communications
     200,000              5.88                       07/15/2000                         200,326
  Pep Boys-Manny, Moe & Jack
     200,000              7.00                       06/01/2005                         197,032
  Philip Morris Companies, Inc.
     150,000              7.00                       07/15/2005                         159,213
     400,000              9.00                       01/01/2001                         424,524
     195,000              6.95                       06/01/2006                         208,127
  Raytheon Co.
     305,000              6.45                       08/15/2002                         313,607
     445,000              6.30                       08/15/2000                         450,407
  Riggs National Corp.
     280,000              9.65                       06/15/2009                         319,519
  RJR Nabisco, Inc.
     450,000              8.00                       07/15/2001                         451,022
  Rogers Cablesystems, Inc.
     115,000              9.63                       08/01/2002                         124,775
  Safeway Inc.
     135,000              5.88                       11/15/2001                         135,878
     265,000              6.05                       11/15/2003                         267,255
  Simon DeBartolo Group LP
     675,000              6.63                       06/15/2003                         670,141
  TCI Communications, Inc.
     300,000              8.65                       09/15/2004                         345,066
     200,000              8.00                       08/01/2005                         226,590
     265,000              8.75                       08/01/2015                         336,492
  Tele-Communications, Inc.
     125,000              9.65                       10/01/2003                         137,603
     800,000              8.25                       01/15/2003                         879,720
  Tenet Healthcare Corp.
     175,000              8.63                       12/01/2003                         183,510
  Time Warner, Inc.
     850,000              7.95                       02/01/2000                         870,817
     565,000              7.75                       06/15/2005                         626,964
     250,000              7.98                       08/15/2004                         278,148
     445,000              9.63                       05/01/2002                         498,591
  TKR Cable Inc.
     410,000             10.50                       10/30/2007                         445,621
 ----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
January 31, 1999

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
 Corporate Bonds - (continued)
  Industrial Bonds - (continued)
  Triton Energy Corp.
  $  160,000              8.75%                      04/15/2002                     $   147,390
  Tyco International Group(e)
     875,000              5.88                       11/01/2004                         871,098
  U.S. Home Corp.
     130,000              7.95                       03/01/2001                         131,300
  United Rentals, Inc.
     500,000              8.80                       08/15/2008                         501,250
  US Air, Inc.
     315,826              8.93                       04/15/2008                         346,300
  USI American Holdings
      60,000              7.25                       12/01/2006                          59,800
  Viacom, Inc.
     900,000              6.75                       01/15/2003                         928,773
  Williams Communications Solutions, Inc.
   1,125,000              6.13                       02/15/2002                       1,129,770
  WMX Technologies, Inc.
     320,000              6.38                       12/01/2003                         328,182
 ----------------------------------------------------------------------------------------------
  TOTAL INDUSTRIAL BONDS
  (Cost $23,835,557)                                                                $24,118,163
 ----------------------------------------------------------------------------------------------
  Utility Bonds - 1.1%
  CE Electric UK Funding Co.(e)
    $200,000              6.85%                      12/30/2004                     $   208,609
  Central Maine Power Co.
     160,000              7.45                       08/30/1999                         161,451
  Edison Mission Energy Funding Corp.(e)
      76,825              6.77                       09/15/2003                          78,806
  Niagara Mohawk Power Corp.
     450,000              6.88                       04/01/2003                         466,155
  Worldcom, Inc.
     850,000              6.13                       08/15/2001                         863,932
     945,000              6.40                       08/15/2005                         986,750
 ----------------------------------------------------------------------------------------------
  TOTAL UTILITY BONDS
  (Cost $2,701,877)                                                                 $ 2,765,703
 ----------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $37,373,114)                                                                $37,716,987
 ----------------------------------------------------------------------------------------------
 Emerging Market Debt - 0.7%
  Financiera Energy Nacional(e)
    $420,000              9.38%                      06/15/2006                     $   348,600
  Mrs Logistica SA
     100,000             10.63                       08/15/2005                          35,000
  National Power
     240,000              7.63                       11/15/2000                         232,800
     210,000              7.88                       12/15/2006                         186,033
  Petroleos Mexicanos
     550,000              9.57                       07/15/2005                         479,600
 ----------------------------------------------------------------------------------------------

  Principal            Interest                    Maturity
    Amount               Rate                        Date                              Value
 Emerging Market Debt - (continued)
  Poland Communications, Inc.
  $   90,000             9.88%                    11/01/2003                      $    80,100
  Province of Tucuman
     262,857             9.45                     08/01/2004                          184,000
  Republic of Korea
     280,000             8.75                     04/15/2003                          294,306
 --------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (Cost $2,093,786)                                                               $ 1,840,439
 --------------------------------------------------------------------------------------------
 Mortgage Backed Obligations - 18.1%
  Asset Securitization Corp.
  $  450,000             7.49%                    04/14/2029                      $   490,347
  Chase Commercial Mortgage Securities Corp. Series 1997-2, Class A2
   2,200,000             6.60                     11/19/2007(a)                     2,286,636
  Collateralized Mortgage Obligation Trust Series 64, Class Z
     462,050             9.00                     11/20/2020                          479,492
  Federal Home Loan Mortgage Corp.
   3,000,000             6.00                     TBA-30 yr(b)                      2,970,000
   2,000,000             6.00                     TBA-15 yr(b)                      2,010,625
   4,000,000             6.50                     TBA-15 yr(b)                      4,066,240
     839,056             6.00                     12/01/2013                          843,252
   1,000,000             6.35                     03/25/2018                        1,008,430
   1,766,351             7.50                     08/01/2027                        1,818,776
     367,535             7.00                     02/01/2028                          375,573
     772,680             7.50                     02/01/2028                          795,613
   2,660,356             7.50                     04/01/2028(a)                     2,739,315
   1,072,044             7.00                     06/01/2028                        1,095,489
     367,483             6.50                     08/01/2028                          371,158
     506,295             7.00                     08/01/2028                          517,368
     944,187             7.00                     09/01/2028                          964,836
   1,626,709             6.50                     12/01/2028                        1,642,976
   1,996,089             7.00                     12/01/2028                        2,039,743
  Federal National Mortgage Association
   2,000,000             6.00                     TBA-15 yr(b)                      2,007,500
     932,517             7.00                     07/01/2010                          954,664
     511,439             7.00                     01/01/2011                          523,422
     488,561             7.00                     05/01/2011                          500,008
   1,003,919             7.00                     10/01/2011                        1,027,441
      33,748             7.00                     03/01/2012                           34,538
      33,735             7.00                     10/01/2012                           34,526
     228,087             6.50                     09/01/2025                          230,224
     238,237             6.50                     10/01/2025                          240,469
     311,573             6.50                     11/01/2025                          314,492
     480,220             6.50                     09/01/2027                          484,571
     380,209             6.50                     11/01/2027                          383,653
     386,915             6.50                     03/01/2028                          390,420
     590,031             6.50                     04/01/2028                          595,377
     927,160             6.50                     06/01/2028                          935,560
     176,430             6.50                     08/01/2028                          178,028
     799,908             6.50                     09/01/2028                          807,156
  Federal National Mortgage Association Principal-Only Stripped
  Security(c)*
   2,100,000             5.78                     10/09/2019                          645,414
 --------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

  Principal            Interest                    Maturity
    Amount               Rate                        Date                               Value
 Mortgage Backed Obligations - (continued)
  Federal National Mortgage Association Remic Trust 1991-31, Class PJ
  $1,000,000             6.55%                    10/25/2020                      $  1,018,320
  Federal National Mortgage Association Zero Coupon
   1,900,000             5.91                     06/01/2017                           657,818
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-
  C1, Class A2
     300,000             7.30                     12/18/2006                           325,053
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-
  C2, Class A2
     700,000             6.60                     11/18/2029                           731,423
  Government National Mortgage Association
     249,007             7.00                     02/15/2023                           255,152
     262,792             7.00                     04/15/2023                           269,362
     161,544             7.00                     05/15/2023                           165,531
     587,366             7.50                     05/15/2023                           607,189
   1,437,581             7.00                     07/15/2023                         1,473,269
     686,626             7.00                     08/15/2023                           703,572
     603,461             7.00                     09/15/2023                           618,354
     123,509             7.00                     10/15/2023                           126,596
     175,749             7.00                     11/15/2023                           180,143
     508,219             7.00                     12/15/2023                           520,924
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A2
   2,000,000             6.39                     02/15/2030(a)                      2,059,960
  Morgan Stanley Capital Commercial Mortgage, Inc.
  Series 1997-C1
     400,000             7.46                     05/15/2006                           418,352
 ---------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $46,318,822)                                                              $ 46,934,350
 ---------------------------------------------------------------------------------------------
  Sovereign Credit - 1.6%
  Commonwealth of Australia
  $2,200,000             6.75%                    11/15/2006                      $  1,544,709
  Mexico (Utd Mex ST)
     110,000             9.88                     01/15/2007                           108,900
     380,000             6.25                     12/31/2019                           290,700
  Province of Quebec
     200,000            13.25                     09/15/2014                           218,392
     345,000             7.50                     07/15/2023                           393,421
      85,000             7.13                     02/09/2024                            93,031
  Republic of Panama
     770,014             6.19                     05/10/2002                           725,738
      80,000             4.00                     07/17/2014                            58,700
  Republic of Philippines
      70,000             8.88                     04/15/2008                            70,000
  Republic of Poland(c)
     210,000             7.20                     10/27/2014                           195,300
     270,000             9.11                     10/27/2024                           178,200
     110,000             6.79                     10/27/2024                            77,825
 ---------------------------------------------------------------------------------------------

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Sovereign Credit - (continued)
  State of Israel
  $   190,000              6.38%                      12/15/2005                     $    189,666
 ------------------------------------------------------------------------------------------------
  TOTAL SOVEREIGN CREDIT
  (Cost $4,178,130)                                                                  $  4,144,582
 ------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 1.6%
  U.S. Treasury Bill(c)
  $ 1,125,000              4.48%                      02/04/1999                     $  1,124,636
  U.S. Principal Only Stripped Securities(c)
    1,400,000              5.38                       11/15/2026                          319,410
  U.S. Treasury Bonds(a)
      900,000              8.13                       08/15/2021                        1,222,308
  U.S. Treasury Interest-Only Stripped Securities(c)
    2,570,000              5.46                       08/15/2014                        1,114,506
  U.S. Treasury Principal-Only Stripped Securities(c)
      950,000              5.57                       05/15/2020                          295,346
 ------------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,933,497)                                                                  $  4,076,206
 ------------------------------------------------------------------------------------------------
  Repurchase Agreement - 5.5%
  Joint Repurchase Agreement Account(a)
  $14,200,000              4.84%                      02/01/1999                     $ 14,200,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $14,200,000)                                                                 $ 14,200,000
 ------------------------------------------------------------------------------------------------
  Short-Term Obligation - 0.0%
  Republic of Argentina(c)
  $    90,000              9.48%                      04/16/1999                     $     88,538
 ------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $88,316)                                                                     $     88,538
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $252,647,388)(d)                                                             $267,354,072
 ------------------------------------------------------------------------------------------------

  Federal Income Tax Information:
  Gross unrealized gain for investments in which
  value exceeds cost                                                                  $21,184,811
  Gross unrealized gain for investments in which
  cost exceeds value                                                                  $(6,817,570)
 ------------------------------------------------------------------------------------------------
  Net unrealized gain                                                                 $14,367,241
 ------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
January 31, 1999
 Futures contracts open at January 31, 1999 are as follows:

                              Number of
                              Contracts
                                Long/    Settlement  Unrealized
             Type             (Short)(f)    Month    Gain/(Loss)
 ---------------------------------------------------------------
  2-Year U.S. Treasury Note       10     March, 1999     1,968
  5-Year U.S. Treasury Note      (51)    March, 1999   (13,559)
  10-Year U.S. Treasury Note     (11)    March, 1999    (2,008)
  20-Year U.S. Treasury Bond      65     March, 1999     7,852
  S&P 500 Index                   52     March, 1999   232,221
                                                       -------
                                                       226,474
 ---------------------------------------------------------------

 * Non-income producing security.
 (a) Portions of these securities are being segregated as collateral for futures contracts, TBA securities, mortgage dollar rolls and forward set-tlement sales.
 (b) TBA (To Be Assigned) securities are purchased on a forward commitment ba-sis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 (c) The interest rate disclosed for these securities represents effective yields to maturity.
 (d) The aggregate cost for federal income tax purposes is $252,986,831.
 (e) Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified insti-tutional buyers in transactions exempt from registration. Total market value of the rule 144A securities amounted to $3,728,252 as of January 31, 1999.
 (f) Each 2-year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note and 20-Year U.S. Treasury Bond contracts represents $100,000 in notional par value. Each S&P 500 Stock Index future utilize a multiplier of 250 per contract with the index value at time of purchase in notional par value. The net notional amount and market value at risk are $31,127,279 and $34,190,251, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of mar-ket risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND
Statement of Assets and Liabilities
January 31.1999
 Assets:

  Investment in securities, at value (identified cost
  $252,647,388)                                                   $267,354,072
  Cash                                                                  65,692
  Receivables:
  Investment securities sold                                        11,286,662
  Dividends and interest                                             1,218,026
  Fund shares sold                                                     443,117
  Forward foreign currency exchange contracts                           24,853
  Variation margin                                                     195,092
  Reimbursement from investment adviser                                199,894
  Deferred organization expenses, net                                    9,309
  Other assets                                                          50,503
 -----------------------------------------------------------------------------
  Total assets                                                     280,847,220
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                   16,435,233
  Fund shares repurchased                                            1,744,486
  Amounts owed to affiliates                                           278,482
  Forward sale contract, at value                                    3,089,040
  Accrued expenses and other liabilities                               134,968
 -----------------------------------------------------------------------------
  Total liabilities                                                 21,682,209
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  242,895,161
  Accumulated undistributed net investment income                      375,856
  Accumulated net realized gain on investment, options, futures
  and foreign currency related transactions                            929,382
  Net unrealized gain on investments, futures and translation of
  assets and liabilities denominated in foreign currency            14,964,612
 -----------------------------------------------------------------------------
  NET ASSETS                                                      $259,165,011
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                               $20.48
  Class B                                                               $20.37
  Class C                                                               $20.34
  Institutional                                                         $20.48
  Service                                                               $20.47
 -----------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            9,398,064
  Class B                                                            2,156,327
  Class C                                                              702,452
  Institutional                                                        391,095
  Service                                                               23,958
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                12,671,896
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $21.67. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Operations
For the Year Ended January 31, 1999

  Investment income:
  Dividends(a)                                                      $ 2,087,290
  Interest(b)                                                         7,691,689
 -------------------------------------------------------------------------------
  Total income                                                        9,778,979
 -------------------------------------------------------------------------------
  Expenses:
  Management fees                                                     1,609,311
  Distribution & service fees(c)                                      1,338,603
  Transfer agent fees                                                   425,706
  Custodian fees                                                        170,642
  Registration fees                                                      89,428
  Professional fees                                                      77,861
  Amortization of deferred organization expenses                         13,432
  Trustee fees                                                            7,334
  Service class fees                                                      1,402
  Other                                                                 123,248
 -------------------------------------------------------------------------------
  Total expenses                                                      3,856,967
 -------------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs         (913,363)
 -------------------------------------------------------------------------------
  Net expenses                                                        2,943,604
 -------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                               6,835,375
 -------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures, for-
  eign currency and options transactions:
  Net realized gain (loss) from:
  Investment transactions                                            (7,473,828)
  Futures transactions                                                4,075,242
  Foreign currency related transactions                                   3,371
  Options written                                                           619
  Net change in unrealized gain on:
  Investments                                                         3,882,035
  Futures                                                               196,599
  Translation of assets and liabilities denominated in foreign
  currencies                                                             35,728
 -------------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures, foreign
  currency and options transactions                                     719,766
 -------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 7,555,141
 -------------------------------------------------------------------------------

 (a)  Taxes withheld on dividends were $10,068.
 (b)  Taxes withheld on interest were $7,574.
 (c) The distribution and service fees for Class A, Class B and Class C were $823,738, $372,044, and $142,821, respectively.
The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND
Statements of Changes in Net Assets

                                                For the           For the
                                               Year Ended        Year Ended
                                            January 31, 1999  January 31, 1998
  From operations:
  Net investment income                         $  6,835,375      $  3,841,192
  Net realized (loss) gain on investment,
  options, futures and foreign currency
  related transactions                            (3,394,596)       13,321,612
  Net change in unrealized gain on
  investments, futures and translation of
  assets and liabilities denominated in
  foreign currencies                               4,114,362         2,251,255
 ------------------------------------------------------------------------------
  Net increase in net assets resulting
  from operations                                  7,555,141        19,414,059
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                  (5,454,393)       (3,280,878)
  Class B shares                                    (858,147)         (212,816)
  Class C shares                                    (325,754)          (37,737)
  Institutional shares                              (294,710)          (51,094)
  Service shares                                      (7,267)             (160)
  In excess of net investment income
  Class B shares                                          --              (503)
  Class C shares                                          --            (6,260)
  Institutional shares                                    --           (19,503)
  Service shares                                          --               (42)
  From net realized gain on investment and
  futures transactions
  Class A shares                                          --        (8,192,911)
  Class B shares                                          --          (995,615)
  Class C shares                                          --          (326,916)
  Institutional shares                                    --          (424,406)
  Service shares                                          --              (851)
 ------------------------------------------------------------------------------
  Total distributions to shareholders             (6,940,271)      (13,549,692)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                  116,979,156       123,854,644
  Reinvestment of dividends and
  distributions                                    6,132,572        12,247,021
  Cost of shares repurchased                     (69,069,832)      (20,977,914)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                         54,041,896       115,123,751
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                  54,656,766       120,988,118
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of year                              204,508,245        83,520,127
 ------------------------------------------------------------------------------
  End of year                                   $259,165,011      $204,508,245
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment
  income                                        $    375,856      $    410,404
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements
January 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Balanced Fund (the "Fund"). At January 31, 1999, the Fund offered five classes of shares --
  Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the mean between the closing bid and asked prices. Debt securities are valued at prices supplied by independent pricing services, which reflect broker / dealer-supplied valuations as matrix pricing systems. Unlisted equity and debt securities for which market quota-tions are available are valued at the last sale price on valuation date, or if no sale occurs, at the mean between the most recent bid and asked prices. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Restricted securities, and other securities for which quota-tions are not readily available, are valued at fair value using methods approved by the Trusts's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. Howev-er, the Fund does not amortize premiums on U.S. Government and corporate bonds. It is the Fund's policy, where necessary, to accrue for estimated cap-ital gains taxes on foreign securities.

 C. Mortgage Dollar Rolls -- The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and si-multaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the pur-chase of a security and a separate transaction involving a sale.

 D. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 E. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to

                                                     GOLDMAN SACHS BALANCED FUND
 increase total return. All commitments are "marked-to-market" daily at the applicable translation rates. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 F. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   The Fund had approximately $2,357,000 at October 31, 1998 (the Fund's tax year-end) of capital loss carryforward expiring 2006 for federal tax purpos-es. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

 H. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 I. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective distribution and service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions for their services with respect to such shares. Effective September 1, 1998, each class of Shares of the Fund separately bear its respective class-specific transfer agency fees.

 J. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
January 31, 1999
 Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium orig-inally paid.

 K. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, de-pending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When con-tracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 L. Forward Sales Contracts -- The Fund may enter into forward security sales of mortgage backed securities in which the Fund sells securities in the cur-rent month for delivery of securities defined by pool stipulated characteris-tics on a specified future date. The value of the contract is recorded as a liability on the Fund's records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management, ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the ex-penses related thereto and administering the Fund's business affairs, includ-ing providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .65% of the average daily net assets of the Fund.
   The adviser had voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, taxes, inter-est, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) through August 31, 1998, to the extent that such expenses exceeded, on an annual basis, .10% of the average daily net as-sets of the Fund. Effective September 1, 1998, this expense limitation was modified to, on an annual basis, .01% (excluding management fees, distribu-tion and service fees, transfer agent fees, taxes, interest, brokerage, liti-gation, Service share fees, indemnification costs and extraordinary expenses). For the year ended January 31, 1999, Goldman Sachs reimbursed ap-proximately $557,000.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $328,000 during the year ended January 31, 1999.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended January 31, 1999, the Distributor voluntarily agreed to waive approximately $357,000 of its distribution fee attributable to the Class A shares.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had also adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers were compensated for providing

                                                     GOLDMAN SACHS BALANCED FUND
 personal and account maintenance services. The Fund paid a fee under the Dealer Service Plans equal, on an annual basis, up to .25% of its average daily net assets attributable to Class A, Class B and Class C shares.
   Effective September 1, 1998, the Distribution Plans and Dealer Service
 Plans were combined into a Distribution and Service Plan. Under the Distribu-tion and Service Plan, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00%, and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respec-tively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Ef-fective September 1, 1998 the fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   As of January 31, 1999, the amounts owed to affiliates were approximately $144,000, $91,000 and $43,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the year ended January 31, 1999, were $475,210,628 and $410,891,302, respectively. Included in these amounts are purchases and proceeds of sales or maturities of governmental securities in the amounts of $33,685,467 and $49,351,055, respectively.
   For the year ended January 31, 1999, Goldman Sachs earned approximately $42,000 of brokerage commissions from portfolio transactions and the Fund had the following outstanding forward foreign currency exchange contracts:

          Foreign Currency              Value on        Current     Unrealized
           Sale Contracts            Settlement Date     Value         Gain
 -----------------------------------------------------------------------------
 Australian Dollar expiring 4/15/99       $1,577,361   $1,552,508      $24,853
 -----------------------------------------------------------------------------

   The contractual amounts of the forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1999, the Fund had sufficient cash and securities to cover any commitments under these contracts. The Fund has recorded a "Receivable for forward for-eign currency exchange contracts" of $24,853 of unrealized gains relating to open forward foreign currency exchange contracts in the accompanying State-ment of Assets and Liabilities.
   For the year ended January 31, 1999, written call option transactions in the Fund were as follows:

             Written Options               Number of Contracts Premium Received
 ------------------------------------------------------------------------------
 Balance outstanding at beginning of year          --                 --
 Options written                                    2                619
 Options expired                                   (2)               (619)
 ------------------------------------------------------------------------------
 Balance Outstanding, End of Year                  --                 --
 ------------------------------------------------------------------------------

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
January 31, 1999
 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At January 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $14,200,000 in principal amount. At January 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by federal agency obligations.

                             Principal    Interest  Maturity   Amortized
 Repurchase Agreement          Amount       Rate      Date        Cost
 --------------------------------------------------------------------------
 ABN/AMRO, Inc.            $  875,000,000     4.84% 02/01/99 $  875,000,000
 --------------------------------------------------------------------------
 Bear Stearns & Co.           250,000,000     4.83  02/01/99    250,000,000
 --------------------------------------------------------------------------
 NationsBanc Montgomery
Securities LLC              1,000,000,000     4.84  02/01/99  1,000,000,000
 --------------------------------------------------------------------------
 CS First Boston Corp.        363,500,000     4.83  02/01/99    363,500,000
 --------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                    $2,488,500,000
 --------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1999, the Fund did not have any borrowings under these facilities.

 8 CERTAIN RECLASSIFICATIONS

 In accordance with Statement of position 93-2, the Fund reclassified $9,713 from paid-in capital to accumulated undistributed net investment income, $60,635 from accumulated net realized gain on investment, options, futures and foreign currency related transactions to accumulated undistributed net investment income and $1,392 from accumulated net realized gain on invest-ment, options, futures and foreign currency related transactions to paid-in capital. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

                                                     GOLDMAN SACHS BALANCED FUND

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the years ended:

                                January 31, 1999          January 31, 1998
                             ------------------------  -----------------------
                                 Shares       Dollars     Shares       Dollars
                            ---------------------------------------------------
 Class A Shares
 Shares sold                  3,748,039  $ 76,506,479  4,149,265  $ 84,252,017
 Reinvestments of dividends
and distributions               241,188     4,838,697    521,497    10,355,369
 Shares repurchased          (2,655,783)  (53,412,703)  (942,243)  (19,021,204)
                            ---------------------------------------------------
                              1,333,444    27,932,473  3,728,519    75,586,182
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold                  1,305,421    26,769,887  1,042,755    21,328,112
 Reinvestments of dividends
and distributions                37,761       751,177     55,971     1,106,250
 Shares repurchased            (357,101)   (7,118,524)   (41,140)     (847,100)
                            ---------------------------------------------------
                                986,081    20,402,540  1,057,586    21,587,262
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold                    532,005    10,982,657    441,362     9,200,739
 Reinvestments of dividends
and distributions                13,484       268,120     14,762       290,280
 Shares repurchased            (281,904)   (5,604,206)   (17,257)     (343,901)
                            ---------------------------------------------------
                                263,585     5,646,571    438,867     9,147,118
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                    108,930     2,247,577    422,391     9,058,228
 Reinvestments of dividends
and distributions                13,275       267,312     24,982       494,072
 Shares repurchased            (143,532)   (2,931,934)   (34,951)     (765,709)
                            ---------------------------------------------------
                                (21,327)     (417,045)   412,422     8,786,591
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                     22,926       472,556        728        15,548
 Reinvestments of dividends
and distributions                   375         7,266         52         1,050
 Shares Repurchased                (123)       (2,465)        --            --
                            ---------------------------------------------------
                                 23,178       477,357        780        16,598
 ------------------------------------------------------------------------------
 NET INCREASE                 2,584,961  $ 54,041,896  5,638,174  $115,123,751
 ------------------------------------------------------------------------------

 Goldman Sachs Balanced Fund -- Tax Information (unaudited)

   During the year ended January 31, 1999, 23.27% of the dividends paid from net investment income by the Fund qualify for the divi-dends received deduction available to corporations.

GOLDMAN SACHS BALANCED FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                              Income from
                                       investment operations(d)        Distributions to shareholders
                                      --------------------------- ---------------------------------------
                                                   Net realized
                                                  and unrealized                            From net
                                                  gain (loss) on                          realized gain
                                                   investment,                           on investment,
                            Net asset              futures and               In excess     futures and    Net increase
                             value,      Net     foreign currency  From net    of net    foreign currency  (decrease)
                            beginning investment     related      investment investment      related      in net asset
                            of period   income     transactions     income     income     transactions       value
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares      $20.29     $0.58         $0.20         $(0.59)    $  --          $  --          $ 0.19
  1999 - Class B Shares       20.20      0.41          0.21          (0.45)       --             --            0.17
  1999 - Class C Shares       20.17      0.41          0.21          (0.45)       --             --            0.17
  1999 - Institutional
  Shares                      20.29      0.64          0.20          (0.65)       --             --            0.19
  1999 - Service Shares       20.28      0.53          0.21          (0.55)       --             --            0.19
 ---------------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       18.78      0.57          2.66          (0.56)       --          (1.16)           1.51
  1998 - Class B Shares       18.73      0.50          2.57          (0.42)    (0.02)         (1.16)           1.47
  1998 - Class C Shares
  (commenced August 15,
  1997)                       21.10      0.25          0.24          (0.22)    (0.04)         (1.16)          (0.93)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   21.18      0.26          0.32          (0.23)    (0.08)         (1.16)          (0.89)
  1998 - Service Shares
  (commenced August 15,
  1997)                       21.18      0.22          0.32          (0.22)    (0.06)         (1.16)          (0.90)
 ---------------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       17.31      0.66          2.47          (0.66)       --          (1.00)           1.47
  1997 - Class B Shares
  (commenced May 1, 1996)     17.46      0.42          2.34          (0.42)    (0.07)         (1.00)           1.27
 ---------------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.22      0.51          3.43          (0.50)       --          (0.35)           3.09
 FOR THE PERIOD ENDED JANUARY 31,
  1995 - Class A Shares
  (commenced October 12,
  1994)                       14.18      0.10          0.02          (0.08)       --             --            0.04
 ---------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.
 (e) Includes the effect of mortgage dollar roll transactions.
The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

                                                                   Ratios assuming no voluntary waiver
                                                                      of fees or expense limitations
                                                                   -----------------------------------



                                                       Ratio of                            Ratio of
                            Net assets   Ratio of   net investment     Ratio of         net investment
   Net asset                at end of  net expenses   income to      expenses to       income (loss) to       Portfolio
   value, end     Total       period    to average   average net     average net          average net         turnover
   of period    return(a)   (in 000s)   net assets      assets          assets               assets            rate(e)
     $20.48        3.94%     $192,453      1.04%         2.90%          1.45%                2.49%             175.06%
      20.37        3.15        43,926      1.80          2.16           2.02                 1.94              175.06
      20.34        3.14        14,286      1.80          2.17           2.02                 1.95              175.06
      20.48        4.25         8,010      0.73          3.22           0.95                 3.00              175.06
      20.47        3.80           490      1.23          2.77           1.45                 2.55              175.06
----------------------------------------------------------------------------------------------------------------------
      20.29       17.54       163,636      1.00          2.94           1.57                 2.37              190.43
      20.20       16.71        23,639      1.76          2.14           2.07                 1.83              190.43
      20.17        2.49(c)      8,850      1.77(b)       2.13(b)        2.08(b)              1.82(b)           190.43
      20.29        2.93(c)      8,367      0.76(b)       3.13(b)        1.07(b)              2.82(b)           190.43
      20.28        2.66(c)         16      1.26(b)       2.58(b)        1.57(b)              2.27(b)           190.43
----------------------------------------------------------------------------------------------------------------------
      18.78       18.59        81,410      1.00          3.76           1.77                 2.99              208.11
      18.73       16.22(c)      2,110      1.75(b)       2.59(b)        2.27(b)              2.07(b)           208.11
----------------------------------------------------------------------------------------------------------------------
      17.31       28.10        50,928      1.00          3.65           1.90                 2.75              197.10
      14.22        0.87(c)      7,510      1.00(b)       3.39(b)        8.29(b)             (3.90)(b)           14.71
----------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS BALANCED FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Balanced Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Balanced Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of January 31, 1999, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to ex-press an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Balanced Fund as of January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 March 19, 1999

                                                      GOLDMAN SACHS FUND PROFILE


The Goldman Sachs Balanced Fund



        An Investment Idea for the Long Term

        History has shown that an investment composed of a blend of stocks and bonds provides reduced volatility of returns while capturing the appreciation potential of the portion invested in stocks.

        Goldman Sachs Balanced Fund provides investors access to the benefits associated with an investment that is composed of both stocks and bonds. The Fund seeks long-term capital growth and current income through investments in equity and fixed income securities.


        Target Your Needs

        The Goldman Sachs Balanced Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge. *(Please note: in general, greater returns are associated with greater risk.)

        ------------------------------------------------------------------------

        Goldman Sachs Funds

        Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.


                                   MONEY
                                   MARKET


                                   FIXED
                                   INCOME


                                   DOMESTIC
                                   EQUITY


                                   INTERNATIONAL
                                   EQUITY


[LEFT ARROW] Lower Risk/Return                   Higher Risk/Return[RIGHT ARROW]

ASSET ALLOCATION
SPECIALTY

 .Goldman Sachs
 Balanced Fund


        For More Information

        To learn more about the Goldman Sachs Balanced Fund and other Goldman Sachs Funds, call your investment professional today.


        *The exchange privilege is subject to termination and its terms are subject to change.

         GOLDMAN SACHS ASSET MANAGEMENT ONE NEW YORK PLAZA, 42ND FLOOR,
                            NEW YORK, NEW YORK 10004

TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel



OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Anne E. Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca,Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent


Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund's foreign investments and active management techniques are subject to risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid,more volatile and less subject to governmental regulation,and may make available less public information about issuers.Funds that invest in foreign issues may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

Copyright 1999 Goldman, Sachs & Co. All rights reserved.
Date of first use:  March 31,1999                              BALAR /26K /3-99